Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 1 of 14 PageID #: 1 UNITED STATES DISTRICT COURT DISTRICT OF DELAWARE ERIC SABATINI, Individually and On Behalf ) of All Others Similarly Situated, ) ) Plaintiff, ) Case No. ______________ ) v. ) JURY TRIAL DEMANDED ) JAGGED PEAK ENERGY INC., CHARLES ) CLASS ACTION D. DAVIDSON, ROGER L. JARVIS, ) JANEEN S. JUDAH, MICHAEL C. LINN, ) ADRIANNA C. MA, JOHN R. SULT, S. ) WIL VANLOH, JR., DHEERAJ VERMA, ) BLAKE A. WEBSTER, JAMES J. ) KLECKNER, PARSLEY ENERGY, INC., ) and JACKAL MERGER SUB, INC., ) ) Defendants. ) COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 Plaintiff, by his undersigned attorneys, for this complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. This action stems from a proposed transaction announced on October 14, 2019 (the “Proposed Transaction”), pursuant to which Jagged Peak Energy Inc. (“Jagged Peak” or the “Company”) will be acquired by Parsley Energy, Inc. (“Parent”) and Jackal Merger Sub, Inc. (“Merger Sub,” and together with Parent, “Parsley”). 2. On October 14, 2019, Jagged Peak’s Board of Directors (the “Board” or “Individual Defendants”) caused the Company to enter into an agreement and plan of merger (the “Merger Agreement”) with Parsley. Pursuant to the terms of the Merger Agreement, Jagged Peak’s stockholders will receive 0.447 shares of Parent common stock for each share of Jagged Peak

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 2 of 14 PageID #: 2 common stock they own. 3. On November 5, 2019, defendants filed a Form S-4 Registration Statement (the “Registration Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction. 4. The Registration Statement omits material information with respect to the Proposed Transaction, which renders the Registration Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Registration Statement. JURISDICTION AND VENUE 5. This Court has jurisdiction over the claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9. 6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper under 28 U.S.C. § 1391(b) because a substantial portion of the transactions and wrongs complained of herein occurred in this District. PARTIES 8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Jagged Peak common stock. 9. Defendant Jagged Peak is a Delaware corporation and maintains its principal executive offices at 1401 Lawrence Street, Suite 1800, Denver, Colorado 80202. Jagged Peak’s 2

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 3 of 14 PageID #: 3 common stock is traded on the New York Stock Exchange under the ticker symbol “JAG.” 10. Defendant Charles D. Davidson is Chairman of the Board of the Company. 11. Defendant Roger L. Jarvis is a director of the Company. 12. Defendant Janeen S. Judah is a director of the Company. 13. Defendant Michael C. Linn is a director of the Company. 14. Defendant Adrianna C. Ma is a director of the Company. 15. Defendant John R. Sult is a director of the Company. 16. Defendant S. Wil VanLoh, Jr. is a director of the Company. 17. Defendant Dheeraj Verna is a director of the Company. 18. Defendant Blake A. Webster is a director of the Company. 19. Defendant James J. Kleckner is Chief Executive Officer and President of the Company. 20. The defendants identified in paragraphs 10 through 19 are collectively referred to herein as the “Individual Defendants.” 21. Defendant Parent is a Delaware corporation and a party to the Merger Agreement. 22. Defendant Merger Sub is a Delaware corporation, a wholly-owned subsidiary of Parent, and a party to the Merger Agreement. CLASS ACTION ALLEGATIONS 23. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of Jagged Peak (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant. 24. This action is properly maintainable as a class action. 3

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 4 of 14 PageID #: 4 25. The Class is so numerous that joinder of all members is impracticable. As of October 14, 2019, there were approximately 213,404,153 shares of Jagged Peak common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country. 26. Questions of law and fact are common to the Class, including, among others, whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues. 27. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class. 28. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests. 29. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate. SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction 30. Jagged Peak is an independent oil and natural gas company focused on the 4

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 5 of 14 PageID #: 5 acquisition and development of unconventional oil and associated liquids-rich natural gas reserves in the southern Delaware Basin, a sub-basin of the Permian Basin of West Texas. 31. On October 14, 2019, Jagged Peak’s Board caused the Company to enter into the Merger Agreement with Parsley. 32. Pursuant to the terms of the Merger Agreement, Jagged Peak’s stockholders will receive 0.447 shares of Parent common stock for each share of Jagged Peak common stock they own. 33. According to the press release announcing the Proposed Transaction: Parsley Energy, Inc. (NYSE: PE) (“Parsley,” or “Parsley Energy”) and Jagged Peak Energy Inc. (NYSE: JAG) (“Jagged Peak”) today announced they have entered into a definitive merger agreement under which Parsley will acquire Jagged Peak in an all-stock transaction valued at approximately $2.27 billion, including Jagged Peak’s net debt of approximately $625 million as of June 30, 2019. Under the terms of the agreement, Jagged Peak shareholders will receive a fixed exchange ratio of 0.447 shares of Parsley Class A common stock for each share of Jagged Peak common stock they own. This represents $7.59 per Jagged Peak share based on Parsley’s closing price on October 11, 2019, and a premium of 1.5% compared to Jagged Peak’s 30-day volume weighted average price and 11.2% compared to Jagged Peak’s closing price on October 11, 2019. The transaction, which is expected to close in the first quarter of 2020, has been unanimously approved by each company’s board of directors. Following the close of the transaction, Parsley shareholders will own approximately 77% of the combined company, and Jagged Peak shareholders will own approximately 23% of the combined company, in each case on a fully diluted basis. The all-stock transaction is intended to be tax-free to Jagged Peak shareholders. . . . Governance and Leadership The boards of directors at both Parsley and Jagged Peak have unanimously approved the transaction, and recommended that their respective shareholder groups approve the transaction. Upon closing, Parsley’s board of directors will be expanded to eleven directors to include two members from the current Jagged Peak board of directors. The combined company will be led by Parsley’s executive management team and will remain headquartered in Austin, Texas. 5

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 6 of 14 PageID #: 6 Timing and Approvals The transaction, which is expected to close during the first quarter of 2020, is subject to customary closing conditions and regulatory approvals, including the approval of Parsley and Jagged Peak shareholders. Jagged Peak’s controlling shareholder, Quantum Energy Partners, which owns approximately 68 percent of the outstanding voting shares of Jagged Peak, has committed to vote its shares in favor of the transaction. Advisors Tudor, Pickering, Holt & Co is serving as exclusive financial advisor to Parsley Energy, and Kirkland & Ellis LLP is serving as Parsley’s legal counsel. Citi and RBC Capital Markets, LLC are serving as financial advisors to Jagged Peak and Vinson & Elkins L.L.P. is serving as Jagged Peak’s legal counsel. The Registration Statement Omits Material Information 34. Defendants filed the Registration Statement with the SEC in connection with the Proposed Transaction. 35. As set forth below, the Registration Statement omits material information with respect to the Proposed Transaction, which renders the Registration Statement false and misleading. 36. First, the Registration Statement omits material information regarding the Company’s and Parsley’s financial projections. 37. With respect to the Company’s financial projections, the Registration Statement fails to disclose, for each set of projections: (i) all line items used to calculate (a) EBITDAX, (b) EBITDA, (c) Adjusted EBITDA, and (d) free cash flow; and (ii) a reconciliation of all non-GAAP to GAAP metrics. 38. With respect to Parsley’s financial projections, the Registration Statement fails to disclose, for each set of projections: (i) all line items used to calculate (a) EBITDAX, (b) EBITDA, (c) Adjusted EBITDA, and (d) free cash flow; and (ii) a reconciliation of all non-GAAP to GAAP 6

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 7 of 14 PageID #: 7 metrics. 39. The disclosure of projected financial information is material because it provides stockholders with a basis to project the future financial performance of a company, and allows stockholders to better understand the financial analyses performed by the company’s financial advisor in support of its fairness opinion. 40. Second, the Registration Statement omits material information regarding the analyses performed by the Company’s financial advisors in connection with the Proposed Transaction, Citigroup Global Markets Inc. (“Citi”) and RBC Capital Markets, LLC (“RBC”). 41. With respect to Citi’s Selected Public Companies Analyses, the Registration Statement fails to disclose the individual multiples and metrics for the companies observed by Citi in the analyses. 42. With respect to Citi’s Discounted Cash Flow Analysis for the Company, the Registration Statement fails to disclose: (i) the standalone unlevered, after-tax free cash flows that Jagged Peak was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 and all underlying line items; (ii) the net operating loss carryforwards expected by Jagged Peak’s management during the forecast period; (iii) the terminal values for the Company; (iv) Citi’s basis for applying a selected range of EBITDA multiples of 4.5x to 5.5x; and (v) the individual inputs and assumptions underlying the range of discount rates of 9.0% to 10.3%. 43. With respect to Citi’s Discounted Cash Flow Analysis for Parsley, the Registration Statement fails to disclose: (i) the standalone unlevered, after-tax free cash flows that Parsley was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 and underlying line items; (ii) the net operating loss 7

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 8 of 14 PageID #: 8 carryforwards expected by Jagged Peak’s management during the forecast period; (iii) the terminal values for Parsley; (iv) Citi’s basis for applying a selected range of EBITDA multiples of 4.5x to 5.5x; and (v) the individual inputs and assumptions underlying the range of discount rates of 8.2% to 9.5%. 44. With respect to Citi’s Net Present Value Analysis of the Company, the Registration Statement fails to disclose: (i) the net operating loss carryforwards expected by Jagged Peak’s management during the forecast period; (ii) the individual inputs and assumptions underlying the range of discount rates of 9.0% to 10.3%; (iii) the unlevered, after-tax free cash flows that Jagged Peak was projected to generate from the Company’s proved developed producing reserves and currently undeveloped resources and all underlying line items; (iv) Jagged Peak’s estimated non- drilling and completion capital expenditures, corporate expenses, and net hedge and pricing contract gains and losses; and (v) Jagged Peak’s net debt and estimated non-operated acreage value. 45. With respect to Citi’s Net Present Value Analysis of Parsley, the Registration Statement fails to disclose: (i) the net operating loss carryforwards expected by Jagged Peak’s management during the forecast period; (ii) the individual inputs and assumptions underlying the range of discount rates of 8.2% to 9.5%; (iii) the unlevered, after-tax free cash flows that Parsley was projected to generate from Parsley’s proved developed producing reserves and currently undeveloped resources and all underlying line items; (iv) Parsley’s estimated non-drilling and completion capital expenditures, corporate expenses, and net hedge gains and losses; and (v) Parsley’s net debt and estimated non-operated and non-drilling spacing units acreage value. 46. With respect to Citi’s analyses of price targets, the Registration Statement fails to disclose: (i) the price targets observed by Citi in the analyses; and (ii) the sources thereof. 8

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 9 of 14 PageID #: 9 47. With respect to RBC’s Discounted Cash Flow Analysis of the Company, the Registration Statement fails to disclose: (i) the after-tax free cash flows of Jagged Peak and all underlying line items; (ii) the individual inputs and assumptions underlying the discount rates ranging from 9.0% to 11.0%; (iii) the terminal values of the Company; (iv) RBC’s basis for using terminal multiples ranging from 3.0x to 4.0x; and (v) the net debt and diluted share information used by RBC. 48. With respect to RBC’s Discounted Cash Flow Analysis of Parsley, the Registration Statement fails to disclose: (i) the after-tax free cash flows of Parsley and all underlying line items; (ii) the individual inputs and assumptions underlying the discount rates ranging from 8.5% to 10.5%; (iii) the terminal values of Parsley; (iv) RBC’s basis for using terminal multiples ranging from 3.50x to 4.50x; and (v) the net debt and diluted share information used by RBC. 49. With respect to RBC’s analyses of price targets, the Registration Statement fails to disclose: (i) the price targets observed by RBC in the analyses; and (ii) the sources thereof. 50. With respect to RBC’s Selected Precedent Transactions Analysis, the Registration Statement fails to disclose: (i) the transactions observed by RBC in the analysis; and (ii) the individual multiples and metrics for the transactions. 51. When a banker’s endorsement of the fairness of a transaction is touted to shareholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. 52. Third, the Registration Statement omits material information regarding potential conflicts of interest of RBC. 53. The Registration Statement fails to disclose the circumstances under which the “additional fee of $1,000,000” is payable to RBC, and whether the Individual Defendants intend 9

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 10 of 14 PageID #: 10 to pay the additional fee to RBC. 54. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives. 55. Fourth, the Registration Statement fails to disclose whether the Company entered into any confidentiality agreements that contained standstill and/or “don’t ask, don’t waive” provisions that are or were preventing the counterparties from submitting superior offers to acquire the Company. 56. Without this information, stockholders may have the mistaken belief that, if these potentially interested parties wished to come forward with a superior offer, they are or were permitted to do so, when in fact they are or were contractually prohibited from doing so. 57. The omission of the above-referenced material information renders the Registration Statement false and misleading, including, inter alia, the following sections of the Registration Statement: (i) Background of the Merger; (ii) Recommendation of the Jagged Peak Board of Directors and Reasons for the Merger; (iii) Certain Parsley Unaudited Prospective Financial and Operating Information; (iv) Certain Jagged Peak Unaudited Prospective Financial and Operating Information; and (v) Opinions of Jagged Peak’s Financial Advisors. 58. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to the Company’s stockholders. COUNT I Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated Thereunder Against the Individual Defendants and Jagged Peak 59. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 10

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 11 of 14 PageID #: 11 60. The Individual Defendants disseminated the false and misleading Registration Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Jagged Peak is liable as the issuer of these statements. 61. The Registration Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Registration Statement. 62. The Individual Defendants were at least negligent in filing the Registration Statement with these materially false and misleading statements. 63. The omissions and false and misleading statements in the Registration Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Registration Statement and in other information reasonably available to stockholders. 64. The Registration Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction. 65. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder. 66. Because of the false and misleading statements in the Registration Statement, plaintiff and the Class are threatened with irreparable harm. 11

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 12 of 14 PageID #: 12 COUNT II Claim for Violation of Section 20(a) of the 1934 Act Against the Individual Defendants and Parsley 67. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein. 68. The Individual Defendants and Parsley acted as controlling persons of Jagged Peak within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or Board members of Jagged Peak and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Registration Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading. 69. Each of the Individual Defendants and Parsley was provided with or had unlimited access to copies of the Registration Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected. 70. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Registration Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly involved in the making of the Registration Statement. 71. Parsley also had supervisory control over the composition of the Registration Statement and the information disclosed therein, as well as the information that was omitted and/or misrepresented in the Registration Statement. 12

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 13 of 14 PageID #: 13 72. By virtue of the foregoing, the Individual Defendants and Parsley violated Section 20(a) of the 1934 Act. 73. As set forth above, the Individual Defendants and Parsley had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm. PRAYER FOR RELIEF WHEREFORE, plaintiff prays for judgment and relief as follows: A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction; B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages; C. Directing the Individual Defendants to disseminate a Registration Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder; E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiff’s attorneys’ and experts’ fees; and F. Granting such other and further relief as this Court may deem just and proper. 13

Case 1:19-cv-02114-UNA Document 1 Filed 11/08/19 Page 14 of 14 PageID #: 14 JURY DEMAND Plaintiff hereby requests a trial by jury on all issues so triable. Dated: November 8, 2019 RIGRODSKY & LONG, P.A. By: /s/ Gina M. Serra Seth D. Rigrodsky (#3147) Brian D. Long (#4347) Gina M. Serra (#5387) OF COUNSEL: 300 Delaware Avenue, Suite 1220 Wilmington, DE 19801 RM LAW, P.C. Telephone: (302) 295-5310 Richard A. Maniskas Facsimile: (302) 654-7530 1055 Westlakes Drive, Suite 300 Email: sdr@rl-legal.com Berwyn, PA 19312 Email: bdl@rl-legal.com Telephone: (484) 324-6800 Email: gms@rl-legal.com Facsimile: (484) 631-1305 Email: rm@maniskas.com Attorneys for Plaintiff 14